UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 19, 2006


                                    AIMSI TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                          Utah
                  (State or Other Jurisdiction of Incorporation)

                  0-30685                         87-0305395
          (Commission File Number) (I.R.S. Employer Identification No.)


                        702 South Illinois Avenue, Suite 203
                                 Oak Ridge, TN 37830
                      (Address of Principal Executive Offices)

                                      865-482-9879
                 (Registrant's Telephone Number, Including Area Code)


                                     Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01         Termination of a Material Definitive Agreement;
ITEM 3.02         Unregistered Sales of Equity Securities

         On May 3, 2006, AIMSI Technologies, Inc., a Utah corporation (the "Company") entered into a Letter of Understanding (the "Letter") providing for the funding and management of the Company on a going forward basis in consideration for a substantial ownership interest in the Company. The Letter was the subject of a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2006.

         Pursuant to the Letter, a group comprised of Keystone Capital Resources, LLC, Commonwealth Partners, LLC, and KSR Associates, LLC (collectively, "KCK") agreed to advance to the Company up to $200,000 in the aggregate to pay operating expenses for April 2006 and on a going forward basis. KCK was to advance a portion of the total loan amount each time the Company completes certain milestones, such as the financial audit for fiscal years 2004 and 2005 and the filing of 10-Qs and 10-Ks for those fiscal years and first two fiscal quarters of 2006.

         The Company and KCK agreed to negotiate in good faith, and make reasonable efforts to enter into, a definitive loan agreement for the repayment of the loans described above within 30 days from the date of the Letter's execution by the parties, on terms consistent with those set forth in the Letter. However, KCK's performance of its obligations under the Letter was subject to the completion of its due diligence investigation of the Company; KCK could elect to terminate the Letter by giving the Company written notice of such termination prior to entering into a definitive loan agreement. By letter dated May 19, 2006, KCK notified the Company that it was terminating the Letter and surrendering it rights to the 128,479,135 shares of the Company's Common Stock (the "Shares") that the Company's Board of Directors previously authorized to be issued to KCK or its designated affiliates.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         In connection with the termination of the Letter and the surrender of its rights to the Shares, effective May 19, 2006, James Zimbler resigned his position as a director of the Company, James L. Trichon resigned his positions as President and Chief Executive Officer of the Company, and Kenneth S. Rosenzweig resigned his position as Treasurer of the Company. The appointment of those individuals was the subject of a Current Report on Form 8-K filed with the Commission on May 9, 2006.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AIMSI TECHNOLOGIES, INC.


Date:    May 24, 2006              By:  /s/ Roland Edison
                                   -------------------------------------
                                  Roland Edison
                                  Chairman of the Board